Chase Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                                                          Distribution Date:         10/17/2005

Section 5.2 - Supplement                                     Class A         Class B       Collateral                Total
------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                              0.00           0.00            0.00                    0.00

(ii)   Monthly Interest Distributed                       2,740,833.33     160,416.67      175,705.06            3,076,955.06
       Deficiency Amounts                                         0.00           0.00                                    0.00
       Additional Interest                                        0.00           0.00                                    0.00
       Accrued and Unpaid Interest                                                               0.00                    0.00

(iii)  Collections of Principal Receivables              83,694,693.87   4,755,380.33    6,657,532.47           95,107,606.67

(iv)   Collections of Finance Charge Receivables          7,624,536.71     433,212.31      606,497.24            8,664,246.27

(v)    Aggregate Amount of Principal Receivables                                                            31,077,852,227.39

                                  Investor Interest     550,000,000.00  31,250,000.00   43,750,000.00          625,000,000.00
                                  Adjusted Interest     550,000,000.00  31,250,000.00   43,750,000.00          625,000,000.00

                                             Series
       Floating Investor Percentage           2.01%             88.00%          5.00%           7.00%                 100.00%
       Fixed Investor Percentage              2.01%             88.00%          5.00%           7.00%                 100.00%

(vi) Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                 96.25%
               30 to 59 days                                                                                            1.20%
               60 to 89 days                                                                                            0.89%
               90 or more days                                                                                          1.66%
                                                                                                                 ------------
                                          Total Receivables                                                           100.00%

(vii)  Investor Default Amount                            2,550,393.76     144,908.74      202,872.23            2,898,174.73

(viii) Investor Charge-Offs                                       0.00           0.00            0.00                    0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00           0.00            0.00                    0.00

(x)    Net Servicing Fee                                    458,333.33      26,041.67       36,458.33              520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                  11.32%

(xii)  Portfolio Supplemented Yield                                                                                    11.32%

(xiii) Reallocated Monthly Principal                                             0.00            0.00                    0.00

(xiv)  Closing Investor Interest (Class A Adjusted)     550,000,000.00  31,250,000.00   43,750,000.00          625,000,000.00

(xv)   LIBOR                                                                                                         3.76813%

(xvi)  Principal Funding Account Balance                                                                                 0.00

(xvii) Accumulation Shortfall                                                                                            0.00

(xviii)Principal Funding Investment Proceeds                                                                             0.00

(xix)  Principal Investment Funding Shortfall                                                                            0.00

(xx)   Available Funds                                    7,173,969.87     407,170.65      570,038.91            8,151,179.42

(xxi)  Certificate Rate                                       5.98000%       6.16000%        4.51813%
------------------------------------------------------------------------------------------------------------------------------

       By:
              ---------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                              Chase Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                                                         Distribution Date:        10/17/2005

Section 5.2 - Supplement                                   Class A         Class B       Collateral                Total
-----------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                              0.00           0.00            0.00                    0.00

(ii)   Monthly Interest Distributed                       2,434,132.89     141,813.47      131,617.91            2,707,564.27
       Deficiency Amounts                                         0.00           0.00                                    0.00
       Additional Interest                                        0.00           0.00                                    0.00
       Accrued and Unpaid Interest                                                               0.00                    0.00

(iii)  Collections of Principal Receivables              62,692,347.39   3,562,046.17    4,987,053.46           71,241,447.02

(iv)   Collections of Finance Charge Receivables          5,711,235.47     324,500.28      454,317.60            6,490,053.35

(v)    Aggregate Amount of Principal Receivables                                                            31,077,852,227.39

                                  Investor Interest     411,983,000.00  23,408,000.00   32,772,440.86          468,163,440.86
                                  Adjusted Interest     411,983,000.00  23,408,000.00   32,772,440.86          468,163,440.86

                                             Series
       Floating Investor Percentage           1.51%             88.00%          5.00%           7.00%                 100.00%
       Fixed Investor Percentage              1.51%             88.00%          5.00%           7.00%                 100.00%

(vi) Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                 96.25%
               30 to 59 days                                                                                            1.20%
               60 to 89 days                                                                                            0.89%
               90 or more days                                                                                          1.66%
                                                                                                                 ------------
                                                    Total Receivables                                                 100.00%

(vii)  Investor Default Amount                            1,910,397.95     108,544.76      151,968.42            2,170,911.12

(viii) Investor Charge-Offs                                       0.00           0.00            0.00                    0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00           0.00            0.00                    0.00

(x)    Net Servicing Fee                                    343,319.17      19,506.67       27,310.37              390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                  11.32%

(xii)  Portfolio Supplemented Yield                                                                                    11.32%

(xiii) Reallocated Monthly Principal                                             0.00            0.00                    0.00

(xiv)  Closing Investor Interest (Class A Adjusted)     411,983,000.00  23,408,000.00   32,772,440.86          468,163,440.86

(xv)   LIBOR                                                                                                         3.76813%

(xvi)  Principal Funding Account Balance                                                                                 0.00

(xvii) Accumulation Shortfall                                                                                            0.00

(xviii)Principal Funding Investment Proceeds                                                                             0.00

(xix)  Principal Investment Funding Shortfall                                                                            0.00

(xx)   Available Funds                                    5,373,733.88     304,993.62      427,007.23            6,105,734.73

(xxi)  Certificate Rate                                       7.09000%       7.27000%        4.51813%
-----------------------------------------------------------------------------------------------------------------------------

       By:
              -----------------------------
       Name:  Patricia M. Garvey
       Title: Vice President